UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, N.Y. 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Repor t

Western Asset

High Yield

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Yield Portfolio

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Yield Portfolio for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

Western Asset High Yield Portfolio	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including

IV	Western Asset High Yield Portfolio

Investment commentary (cont’d)

low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii The

Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv The

federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset High Yield Portfolio 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets in U.S. dollar-denominated debt or fixed-income securities that are rated below investment grade at the time of purchase by one or more nationally recognized statistical rating organizations or are of a comparable quality as determined by Western Asset Management Company (“Western Asset”), the Fund’s adviser. The Fund considers securities that are rated below Baa or BBB to be rated below investment grade.

In deciding among the securities in which the Fund may invest, we take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the Fund’s effective durationi and prevailing and anticipated market conditions. The Fund is permitted to invest up to 20% of its total assets in non-U.S. dollar-denominated non-U.S. securities.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. Most spread sectors rallied during the first four months of the period as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-durationii Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December as the economy appeared to gather some momentum heading into 2012.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased.

2	Western Asset High Yield Portfolio 2011 Annual Report

Fund overview (cont’d)

Two-year Treasury yields were then relatively stable during the last two months of the year, whereas ten-year Treasury yields declined in November and December. When the reporting period ended on December 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.89%.

All told, the Barclays Capital U.S. Aggregate Indexiii returned 7.84% for the twelve months ended December 31, 2011. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiv (the “Index”) gained 4.96%. During this period, as measured by the Index, higher-quality BB-rated securities outperformed lower-quality CCC-rated bonds, as they returned 6.81% and 1.18%, respectively. In contrast, the emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v, returned 8.46%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. Given the strong performance in the high-yield market, we increased the Fund’s allocation to cash in March and April 2011, preparing for a possible pullback in the market. We also utilized options on credit default swaps to hedge the Fund’s exposure to the high-yield market in the event of a pullback. These strategies were beneficial for performance given the high-yield market’s weakness at times during the second half of the reporting period. The Fund’s larger cash position also gave us added flexibility to pursue a number of opportunities that we felt had become attractively valued following the market’s periodic setbacks.

While the Fund maintained its lower-quality bias, we pared our allocation to certain CCC and below-rated securities to capture profits and reduce the portfolio’s overall risk exposure. While we maintained an underweight to higher-quality bonds, we increased our allocation to B-rated securities and targeted those issuers that our research team felt had the potential to be upgraded to investment grade. We actively participated in the new issuance market by selectively purchasing high-yield bonds that we felt were attractively valued. Elsewhere, we reduced the Fund’s exposures to the Financials and Media/Non-Cable sectors and increased its allocation to the Consumer Non-Cyclicals sector.

In addition to the use of options on credit default swaps, the Fund employed U.S. Treasury futures to manage its yield curvevi positioning and duration. This strategy did not meaningfully impact performance. Index credit default swaps were used to hedge the Fund’s high-yield exposure, which positively impacted performance. The Fund also utilized currency forwards to hedge its currency exposure. Minor losses on these currency hedges were offset by the currency appreciation of the non-dollar holdings that they were hedging.

Performance review

For the twelve months ended December 31, 2011, Class I shares of Western Asset High Yield Portfolio returned 1.87%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index, returned 4.96% for the same period. The Lipper High Current Yield Funds Category Average1 returned 2.81% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 491 funds in the Fund’s Lipper category.

Western Asset High Yield Portfolio 2011 Annual Report	3

Performance Snapshot as of December 31, 2011 (unaudited)
	6 months	12 months
Western Asset High Yield Portfolio:
Class IS	-2.98%	1.92%
Class I	-3.08%	1.87%
Barclays Capital U.S. High Yield — 2% Issuer Cap Index	-0.02%	4.96%
Lipper High Current Yield Funds Category Average[1]	-1.41%	2.81%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2011 for Class IS and Class I shares were 8.71% and 8.55%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class IS and Class I shares were 0.61% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our selection of certain securities. In particular, our overweight exposures to Charter Communications Inc., Inn of the Mountain Gods Resort & Casino and Energy Future Holdings enhanced the Fund’s results. Charter Communications, an operator of cable television systems in the U.S., offers a full range of traditional and digital cable television services. We felt the market was not valuing Charter Communications’ business appropriately given our expectations for strong growth in its small and medium enterprises, as well as its retail data businesses. Our holding in Charter Communications was rewarded, as the company posted solid fundamental results and improving free cash flow during the period. Inn of the Mountain Gods Resort & Casino is a Mescalero Apache Tribe-run casino located in New Mexico. The company defaulted on its debt obligations in 2009 and restructured its bonds in the spring of 2011. After the initial default, the bonds were trading at extremely distressed levels. However, our dedicated distressed debt resources recognized recovery value in excess of where the market had priced the bonds post default and our team worked closely with the Mescalero Apache Tribe on a restructuring agreement. As a result of the terms of the restructuring agreement, the Fund, which owned some of the company’s defaulted bonds, received a cash payout in addition to new payment-in-kind and senior secured notes. The portfolio benefited as ultimate recovery

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 510 funds for the six-month period and among the 491 funds for the twelve-month period in the Fund’s Lipper category.

4	Western Asset High Yield Portfolio 2011 Annual Report

Fund overview (cont’d)

values were much higher than the market had priced in originally. Energy Future Holdings benefited primarily from strong balance sheet management, as well as general economic improvement. The company was able to extend the maturity of more than $15 billion of its debt, originally due from 2014 to 2017. The market responded very favorably to the company’s ability to secure extended financing through 2017.

From a sector allocation perspective, the Fund benefited from its overweight to the strong performing Energy sector.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was exposure to less liquid, off-the-run issues. The portfolio had an emphasis on these issues because of their attractive relative valuations based upon solid issuer fundamentals. These holdings performed poorly as investors favored more liquid securities given the macro-driven volatility that continued to characterize the market. Individual issuer exposure also detracted from performance in aggregate. Overweight holdings that were negative for performance included Turbo Beta Ltd., CMA CGM, Horizon Lines Inc. and Wind Acquisition. Turbo Beta, also known as KCA Deutag, is a global onshore and offshore oil drilling company that operates in nearly 100 countries. The company’s bonds performed poorly as investors were concerned about the amount of debt on its balance sheet incurred in a 2008 leveraged buyout. The new private equity owners proved overly optimistic and have been unsuccessful at growing the business into their new capital structure. As a result, bondholders entered into discussions with management in an attempt to restructure the outstanding debt. We believe the recent disruptions in global oil supply, and subsequent increase in price, will be beneficial for Turbo Beta’s business and will aid unsecured lenders in the negotiation process regarding the structuring of its debt. CMA CGM, based in France, is the world’s third largest container shipping company. The firm performed poorly due to a variety of factors, including signs that global economic growth was decelerating, higher oil prices, accelerated capacity additions and fears related to the escalating European sovereign debt crisis. Currently, liquidity remains satisfactory with cash outlays over the next twelve months covered by cash on the balance sheet, as well as potential asset sales and sale-leaseback transactions. Horizon Lines is a U.S.-based shipping company that performed poorly, as it was expected to default after failing to make certain debt payments. Horizon Lines suffered from an overall secular decline in global shipping. Weak demand due to the sputtering global economy led company fundamentals to become challenged, and a U.S. Department of Justice settlement against the company added to already elevated liquidity concerns. Wind Acquisition is an Italian telecommunication operator. Despite continued solid fundamentals, it performed poorly given the overhang from the ongoing European sovereign debt crisis.

Overall, the Fund’s sector positioning was a negative for results. In particular, having overweights to the Transportation and Wireless sectors, the two worst performing sectors in the Index, as well as an underweight to the strong performing Information Technology sector, was detrimental to the Fund’s performance. These negatives more than offset the benefits of our positioning in the Energy sector. Our quality biases also detracted from results. The portfolio’s overweight to lower-rated CCC-rated securities and underweight to higher-rated BB-rated securities were not rewarded given the underperformance of lower-rated securities during the fiscal year as a whole.

Western Asset High Yield Portfolio 2011 Annual Report	5

Thank you for your investment in Western Asset High Yield Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Risks of high-yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 27 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Consumer Discretionary (20.9%), Energy (16.2%), Industrials (13.6%), Telecommunication Services (9.0%) and Financials (8.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset High Yield Portfolio 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010 and does not include derivatives, such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Yield Portfolio 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS	-2.98%	$1,000.00	$970.20	0.61%	$3.03	Class IS	5.00%	$1,000.00	$1,022.13	0.61%	$3.11
Class I	-3.08	1,000.00	969.20	0.71	3.52	Class I	5.00	1,000.00	1,021.63	0.71	3.62

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset High Yield Portfolio 2011 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class IS	Class I
Twelve Months Ended 12/31/11	1.92%	1.87%
Five Years Ended 12/31/11	N/A	5.50
Ten Years Ended 12/31/11	N/A	7.22
Inception* through 12/31/11	9.28	7.57

Cumulative total returns[1]
Class IS (Inception date of 8/4/08 through 12/31/11)	35.36%
Class I (12/31/01 through 12/31/11)	100.77

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class IS and I are August 4, 2008 and September 28, 2001, respectively.

Western Asset High Yield Portfolio 2011 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset High Yield Portfolio vs. Barclays Capital U.S. High Yield – 2% Issuer Cap Index† — August 4, 2008

- December 2011

Value of $1,000,000 invested in

Class I Shares of Western Asset High Yield Portfolio vs. Barclays Capital U.S. High Yield – 2% Issuer Cap Index† — December 2001 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS and I shares of Western Asset High Yield Portfolio on August 4, 2008 (commencement of operations) and December 31, 2001, respectively, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays Capital U.S. High Yield - 2% Issuer Cap Index. The Barclays Capital U.S. High Yield - 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Western Asset High Yield Portfolio 2011 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
BL	— Bank Loans
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Portfolio

Western Asset High Yield Portfolio 2011 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
BL	— Bank Loans
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Portfolio

12	Western Asset High Yield Portfolio 2011 Annual Report

Schedule of investments

December 31, 2011

Western Asset High Yield Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 81.4%
Consumer Discretionary — 17.6%
Auto Components — 0.3%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	473,000		$499,015	(a)
Goodyear Tire & Rubber Co., Senior Notes	10.500%	5/15/16	230,000		253,575
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	412,251	(a)
Total Auto Components					1,164,841
Automobiles — 0.8%
Escrow GCB General Motors	—	—	4,090,000		51,125	*
Escrow GCB General Motors	—	—	1,320,000		16,500	*
Escrow GCB General Motors	—	—	2,455,000		30,688	*
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	210,000		247,184
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	2,680,000		2,793,117
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		535,500	(a)
Total Automobiles					3,674,114
Diversified Consumer Services — 0.9%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,267,000		1,216,320
Sotheby’s, Senior Notes	7.750%	6/15/15	1,750,000		1,852,813
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	750,000		753,750
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	490,000		456,925
Total Diversified Consumer Services					4,279,808
Hotels, Restaurants & Leisure — 7.8%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	385,000		333,025
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	700,000		497,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	3,490,000		2,687,300
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,061,250
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	11.500%	1/15/17	2,509,484		2,454,770	(a)(d)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,290,000		1,219,050	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,180,000		1,855,725	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	680,000		683,400	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	1,455,000		909	(a)(c)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,310,000		1,221,575	(a)

See Notes to Financial Statements.

Western Asset High Yield Portfolio 2011 Annual Report	13

Western Asset High Yield Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	3,430,000	$3,309,950	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	340,000	357,850
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	1,600,000	1,568,000	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,550,000	1,631,375
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	410,000	431,525	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	210,000	199,500
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	2,260,000	2,582,050
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	190,000	175,275	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	4,342,000	2,909,140
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	2,840,000	2,960,700
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,690,000	1,943,500
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	440,000	435,600
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,720,000	1,758,700	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	2,755,000	2,445,063	(a)(e)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	890,000	0	(c)(f)(g)(h)
Total Hotels, Restaurants & Leisure				34,722,232
Household Durables — 0.2%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	1,000,000	941,250
Internet & Catalog Retail — 1.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,870,000	1,930,775
QVC Inc., Senior Secured Notes	7.500%	10/1/19	1,000,000	1,072,500	(a)
QVC Inc., Senior Secured Notes	7.375%	10/15/20	2,270,000	2,423,225	(a)
Total Internet & Catalog Retail				5,426,500
Media — 3.6%
AMC Entertainment Inc., Senior Notes	8.750%	6/1/19	800,000	828,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	60,000	63,975
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,760,000	1,927,200
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	2,550,000	1,829,625	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	1,025,000	658,562	(a)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	200,000	202,500
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	790,000	831,475	(a)

See Notes to Financial Statements.

14	Western Asset High Yield Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset High Yield Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,190,000	$1,282,225
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	350,000	350,000	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,320,000	1,293,600
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,600,000	1,426,000	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	1,047,000	1,198,815
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	800,000	864,000
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,770,000	1,708,050	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	170,000	172,550	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	410,000	437,163	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	930,000	916,050	(a)
Total Media				15,989,790
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,840,000	1,683,600
Specialty Retail — 1.9%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,380,000	1,397,250
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	2,400,000	1,872,000	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,970,000	2,598,750
Sally Holdings LLC/Sally Capital Inc., Senior Notes	6.875%	11/15/19	1,460,000	1,525,700	(a)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,050,000	1,029,000	(a)
Total Specialty Retail				8,422,700
Textiles, Apparel & Luxury Goods — 0.5%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	783,300	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,350,000	1,478,250
Total Textiles, Apparel & Luxury Goods				2,261,550
Total Consumer Discretionary				78,566,385
Consumer Staples — 1.9%
Food Products — 1.2%
Del Monte Corp., Senior Notes	7.625%	2/15/19	1,870,000	1,795,200
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	720,000	723,600	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,655,000	3,042,788	(a)
Total Food Products				5,561,588
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	420,000	442,050	(a)
Tobacco — 0.6%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,802,000	2,521,800
Total Consumer Staples				8,525,438

See Notes to Financial Statements.

Western Asset High Yield Portfolio 2011 Annual Report	15

Western Asset High Yield Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 14.9%
Energy Equipment & Services — 3.9%
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	500,000	$485,000
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,176,000	1,223,040
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	3,930,000	3,821,925	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,130,000	1,130,000
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,200,000	1,227,000
Parker Drilling Co., Senior Notes	9.125%	4/1/18	420,000	442,050
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	690,000	703,800	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	840,000	877,800	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	2,010,000	2,110,500	(a)
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	1,180,000	1,180,000
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	3,970,000	4,292,563
Total Energy Equipment & Services				17,493,678
Oil, Gas & Consumable Fuels — 11.0%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,280,000	1,305,600	(a)
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,000,000	1,027,500	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	830,000	938,937
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	300,000	303,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,250,000	1,212,500	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	840,000	898,800
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	535,000	591,175
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	150,000	154,125
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	2,310,000	2,402,400	(a)
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	1,030,000	1,091,800	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,015,000	1,096,200
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	110,000	111,375
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,567,675
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	490,000	541,450
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,641,109	2,803,654	(a)(d)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,230,000	1,343,775
Denbury Resources Inc.	9.750%	3/1/16	750,000	826,875
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	732,000	818,010
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,570,000	1,715,225

See Notes to Financial Statements.

16	Western Asset High Yield Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset High Yield Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,675,000	$1,792,250	(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,750,000	2,598,750
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,210,000	1,253,862	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	140,000	146,650
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	620,000	645,575
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	2,920,000	3,051,400
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,020,000	1,042,950	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,430,000	1,001,000
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,460,000	896,075
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	150,000	153,000	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,430,000	1,533,675
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	1,085,000	645,575	(a)(b)
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,020,000	1,068,450
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	700,000	760,410	(a)
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	1,000,000	1,035,000
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,795,000	3,172,325
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	100,000	106,000
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000	167,250
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	1,170,000	1,243,125
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	380,000	395,200
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	580,000	575,650
Teekay Corp., Senior Notes	8.500%	1/15/20	2,690,000	2,589,125
WPX Energy Inc., Senior Notes	6.000%	1/15/22	830,000	849,713	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,690,000	1,428,050	(a)
Total Oil, Gas & Consumable Fuels				48,901,136
Total Energy				66,394,814
Financials — 6.6%
Commercial Banks — 1.1%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	660,000	594,000	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	300,000	265,500	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	10,000	10,000
Credit Agricole SA, Subordinated Notes	8.375%	12/13/19	960,000	720,000	(a)(e)(i)

See Notes to Financial Statements.

Western Asset High Yield Portfolio 2011 Annual Report	17

Western Asset High Yield Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,310,000		$1,205,200
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	260,000		304,200	(a)(e)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	960,000		654,000	(e)(i)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	990,000		970,431	(e)(i)
Total Commercial Banks					4,723,331
Consumer Finance — 1.5%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	2,800,000		2,870,000
Ally Financial Inc., Senior Notes	8.000%	11/1/31	80,000		77,200
CNH Capital LLC, Senior Notes	6.250%	11/1/16	630,000		648,900	(a)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	820,000	EUR	1,002,915
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,700,000		1,717,000
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	230,000		236,900
Total Consumer Finance					6,552,915
Diversified Financial Services — 3.5%
Bank of America Corp., Senior Notes	6.500%	8/1/16	510,000		513,606
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	3,349,000		3,822,046
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	960,000		996,000
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	120,000		108,600
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,320,000		1,224,355
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,200,000		1,236,000
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,530,000		2,618,550
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,580,000		3,615,800
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,480,000		1,372,700
Total Diversified Financial Services					15,507,657
Insurance — 0.2%
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	590,000		593,916	(a)(e)(i)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.179%	3/31/12	490,000		385,450	(e)(i)
Total Insurance					979,366
Thrifts & Mortgage Finance — 0.3%
General Motors Financial Co., Senior Notes	6.750%	6/1/18	1,400,000		1,428,000	(a)
Total Financials					29,191,269
Health Care — 5.2%
Health Care Equipment & Supplies — 0.9%
Biomet Inc., Senior Notes	10.000%	10/15/17	460,000		496,800
Biomet Inc., Senior Notes	11.625%	10/15/17	1,020,000		1,106,700

See Notes to Financial Statements.

18	Western Asset High Yield Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset High Yield Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Equipment & Supplies — continued
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	2,353,000	$2,547,122	(d)
Total Health Care Equipment & Supplies				4,150,622
Health Care Providers & Services — 4.3%
Acadia Healthcare, Senior Notes	12.875%	11/1/18	800,000	792,000	(a)
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	935,946	920,172
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	280,000	294,000
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	290,000	298,700
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,160,000	2,181,600	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,530,000	3,353,500
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	830,000	751,150	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	140,000	149,100
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	1,250,000	1,309,375	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	915,000	1,025,944	(a)
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	1,000,000	1,017,500
HCA Inc., Notes	7.690%	6/15/25	1,675,000	1,482,375
INC Research LLC, Senior Notes	11.500%	7/15/19	610,000	545,950	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	590,000	483,800
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	1,420,000	1,444,850	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,700,000	1,908,250
US Oncology Inc. Escrow	—	—	1,190,000	14,875	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,235,000	1,225,737
Total Health Care Providers & Services				19,198,878
Total Health Care				23,349,500
Industrials — 12.5%
Aerospace & Defense — 2.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	590,000	598,850	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	372,000	394,320
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	750,000	735,000	(a)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	710,000	695,800	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,410,000	1,445,250
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,160,000	1,270,200
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	3,840,000	3,801,600	(a)
Total Aerospace & Defense				8,941,020

See Notes to Financial Statements.

Western Asset High Yield Portfolio 2011 Annual Report	19

Western Asset High Yield Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — 1.6%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	953,663	$848,760	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	386,122	376,933
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	1,240,574	1,277,791
Continental Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	685,485	671,776
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,118,697	1,090,729
Delta Air Lines, Secured Notes	6.375%	1/2/16	230,000	211,025	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	266,589	265,922
Delta Air Lines Inc., Pass-Through Certificates	6.821%	2/10/24	831,974	868,332
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	503,615	523,759
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	718,000	739,540	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	155,000	158,487	(a)
Total Airlines				7,033,054
Building Products — 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	653,200	496,432	(a)(h)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	540,000	567,000	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,880,000	1,974,000	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	1,120,000	1,047,200	(a)
Total Building Products				4,084,632
Commercial Services & Supplies — 1.9%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,900,000	2,537,500	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	3,010,000	2,678,900
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,115,000	1,184,687
JM Huber Corp., Senior Notes	9.875%	11/1/19	450,000	472,500	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	1,230,000	1,432,950	(a)
Total Commercial Services & Supplies				8,306,537
Electrical Equipment — 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,965,000	1,660,425	(a)
Machinery — 0.3%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,390,000	1,372,625	(a)
Marine — 0.8%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,050,000	1,013,250	(a)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	690,000	645,150	(a)(d)(f)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,570,000	1,138,250

See Notes to Financial Statements.

20	Western Asset High Yield Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset High Yield Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Marine — continued
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	920,000	$685,400
Total Marine				3,482,050
Road & Rail — 2.9%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.750%	3/15/20	840,000	863,100
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,532,562	2,599,651	(d)
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	2,227,000	2,215,865	(a)(f)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	3,787,000	4,392,920
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	295,000	313,069
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	2,500,000	2,731,250
Total Road & Rail				13,115,855
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Notes	9.000%	8/15/16	700,000	729,750	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,465,000	1,497,963
Total Trading Companies & Distributors				2,227,713
Transportation — 1.2%
CMA CGM, Senior Notes	8.500%	4/15/17	2,410,000	1,066,425	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,020,000	1,484,700	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,910,000	2,684,475	(a)
Total Transportation				5,235,600
Transportation Infrastructure — 0.0%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	220,000	213,400	(a)
Total Industrials				55,672,911
Information Technology — 1.3%
Electronic Equipment, Instruments & Components — 0.5%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	2,210,000	2,408,900	(a)
IT Services — 0.6%
First Data Corp., Senior Notes	10.550%	9/24/15	68,501	63,486
First Data Corp., Senior Notes	12.625%	1/15/21	3,040,000	2,644,800
Total IT Services				2,708,286
Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	208,000	216,840
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	500,000	534,375	(a)
Total Semiconductors & Semiconductor Equipment				751,215
Total Information Technology				5,868,401

See Notes to Financial Statements.

Western Asset High Yield Portfolio 2011 Annual Report	21

Western Asset High Yield Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 7.6%
Chemicals — 1.6%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,981,000		$2,094,908	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	120,000		121,800	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	1,334,000	EUR	1,527,979	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	229,000		250,183
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	332,123		362,844
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,650,000		1,711,875	(a)
Solutia Inc., Senior Notes	7.875%	3/15/20	760,000		826,500
Total Chemicals					6,896,089
Containers & Packaging — 1.0%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	582,803		498,296	(a)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	710,000		702,900	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	640,000	EUR	811,754	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	390,000		389,025
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.875%	8/15/19	920,000		961,400	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,110,000		1,123,875	(a)
Total Containers & Packaging					4,487,250
Metals & Mining — 3.6%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	290,000		292,900	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	3,690,000		3,754,575	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	4,420,000		3,226,600	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,130,000		1,014,175	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	2,000,000		2,145,000
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	4,000,000		1,780,000
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	2,000,000		2,085,000
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	1,790,000		1,593,100
Total Metals & Mining					15,891,350
Paper & Forest Products — 1.4%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	300,000		295,875	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,267,000		2,040,300
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,190,000		1,267,350	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	2,390,000		2,437,800
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	370,000		151,700
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	410,000		250,100
Total Paper & Forest Products					6,443,125
Total Materials					33,717,814

See Notes to Financial Statements.

22	Western Asset High Yield Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset High Yield Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 8.1%
Diversified Telecommunication Services — 5.4%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	1,130,000		$858,800
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,900,000		1,947,500	(a)
EH Holding Corp., Senior Secured Notes	6.500%	6/15/19	360,000		375,300	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	710,000		741,950	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	970,000		1,013,650
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,000,000		1,011,250	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,500,000		1,451,250
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	479,542		463,957	(a)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	1,250,000		1,275,000
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	297,000	EUR	388,236	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	250,000	EUR	334,887	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	2,558,000		2,724,270
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,310,000		1,326,375	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,200,000		1,212,000
West Corp., Senior Notes	7.875%	1/15/19	130,000		129,025
West Corp., Senior Subordinated Notes	11.000%	10/15/16	2,400,000		2,526,000
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	870,000		791,700	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,994,783		2,699,910	(a)(d)
Windstream Corp., Senior Notes	7.500%	6/1/22	750,000		748,125	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	1,868,000		1,844,650
Total Diversified Telecommunication Services					23,863,835
Wireless Telecommunication Services — 2.7%
Cricket Communications Inc., Senior Notes	7.750%	10/15/20	1,770,000		1,548,750
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	330,000		340,725
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	2,000,000		2,027,500
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,990,000		1,420,363
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,611,000		3,729,146
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,590,000		2,719,500	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	245,000		258,475
Total Wireless Telecommunication Services					12,044,459
Total Telecommunication Services					35,908,294
Utilities — 5.7%
Electric Utilities — 1.9%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	2,346,437		2,369,902

See Notes to Financial Statements.

Western Asset High Yield Portfolio 2011 Annual Report	23

Western Asset High Yield Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	240,000	$243,600
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,990,000	1,751,200	(a)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	3,410,000	3,384,425
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,140,000	967,575	(a)
Total Electric Utilities				8,716,702
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,100,000	1,144,000
Independent Power Producers & Energy Traders — 3.5%
AES Corp., Senior Notes	8.000%	10/15/17	590,000	649,000
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,090,000	1,092,725	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	500,000	535,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,540,000	2,730,500	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	865,000	527,650	(c)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	5,006,000	5,281,330
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	370,000	363,525	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	930,000	953,250	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,820,000	3,457,100
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	146,144	151,259
Total Independent Power Producers & Energy Traders				15,741,339
Total Utilities				25,602,041
Total Corporate Bonds & Notes (Cost — $378,757,133)				362,796,867
Collateralized Mortgage Obligations — 0.0%
BlackRock Capital Finance LP, 1996-R1 (Cost — $76,249)	9.580%	9/25/26	86,256	5,887	(e)
Collateralized Senior Loans — 3.4%
Consumer Discretionary — 1.4%
Diversified Consumer Services — 0.7%
Realogy Corp., Term Loan	13.500%	10/15/17	3,000,000	2,996,250	(j)
Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC, Term Loan	7.500%	1/21/15	120,000	119,350	(j)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	457,700	411,930	(j)
Total Hotels, Restaurants & Leisure				531,280
Media — 0.2%
Newsday LLC, Term Loan B	10.500%	8/1/13	1,000,000	1,030,000	(j)

See Notes to Financial Statements.

24	Western Asset High Yield Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset High Yield Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 0.4%
BCBG Maxazria International, Term Loan B	9.800%	5/19/15	1,645,875	$1,526,549	(j)
Total Consumer Discretionary				6,084,079
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Samson Investment Co.	—	12/20/12	2,030,000	2,030,000	(f)(h)(k)
Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., Term Loan B	7.250%	8/17/18	508,725	511,057	(j)
Industrials — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	235,819	234,640	(h)(j)
Trico Shipping AS, Term Loan B	—	5/13/14	415,198	413,122	(h)(k)
Total Industrials				647,762
Information Technology — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	898,114	839,737	(j)
Telecommunication Services — 0.9%
Wireless Telecommunication Services — 0.9%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	3,403,637	3,386,619	(j)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	770,000	768,075	(j)
Total Telecommunication Services				4,154,694
Utilities — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.776%	10/10/17	1,541,517	974,152	(j)
Total Collateralized Senior Loans (Cost — $15,682,170)				15,241,481
Convertible Bonds & Notes — 0.9%
Consumer Discretionary — 0.4%
Diversified Consumer Services — 0.4%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,035,000	1,760,300	(a)
Industrials — 0.4%
Marine — 0.4%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	2,778,787	1,685,136
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	770,000	614,556
Total Convertible Bonds & Notes (Cost — $5,713,699)				4,059,992

See Notes to Financial Statements.

Western Asset High Yield Portfolio 2011 Annual Report	25

Western Asset High Yield Portfolio

Security		Shares	Value
Common Stocks — 3.0%
Consumer Discretionary — 1.5%
Automobiles — 0.0%
General Motors Co.		890	$18,040	*
Media — 1.5%
Charter Communications Inc., Class A Shares		117,707	6,702,237	*
Cumulus Media Inc., Class A Shares		1,510	5,043	*
Total Media			6,707,280
Total Consumer Discretionary			6,725,320
Energy — 0.8%
Energy Equipment & Services — 0.8%
KCAD Holdings I Ltd.		361,587,957	3,644,083	*(f)(h)
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares		1,199	31,246	*
Total Energy			3,675,329
Industrials — 0.5%
Building Products — 0.1%
Nortek Inc.		4,800	125,568	*
Marine — 0.4%
DeepOcean Group Holding AS		111,195	1,779,120	*(f)
Horizon Lines Inc., Class A Shares		19,848	86,341	*
Total Marine			1,865,461
Total Industrials			1,991,029
Materials — 0.2%
Chemicals — 0.2%
Georgia Gulf Corp.		19,463	379,334	*
LyondellBasell Industries NV, Class A Shares		18,618	604,899
Total Materials			984,233
Total Common Stocks (Cost — $9,222,030)			13,375,911

	Rate
Preferred Stocks — 1.8%
Financials — 1.7%
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%	202,065	3,907,937	(e)
Diversified Financial Services — 0.8%
Citigroup Capital XII	8.500%	79,725	2,005,881	(e)
Citigroup Capital XIII	7.875%	61,950	1,614,417	(e)
Total Diversified Financial Services			3,620,298
Total Financials			7,528,235

See Notes to Financial Statements.

26	Western Asset High Yield Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset High Yield Portfolio

Security	Rate		Shares	Value
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		5,170	$517,000	(a)(e)(f)
Total Preferred Stocks (Cost — $8,970,232)				8,045,235

		Expiration Date	Warrants
Warrants — 0.3%
Buffets Restaurant Holdings		4/28/14	3,104	31	*(f)(h)
Charter Communications Inc.		11/30/14	3,493	49,636	*
CMP Susquehanna Radio Holdings Co.		3/23/19	45,731	236,429	*(a)(f)(h)
General Motors Co.		7/10/16	29,184	342,328	*
General Motors Co.		7/10/19	29,184	228,219	*
Jack Cooper Holdings Corp.		12/15/17	2,297	137,820	*(f)
Jack Cooper Holdings Corp.		5/6/18	1,159	69,540	*(f)
Nortek Inc.		12/7/14	5,120	13,824	*(f)(h)
SemGroup Corp.		11/30/14	14,326	80,082	*(f)(h)
Total Warrants (Cost — $3,937,444)				1,157,909
Total Investments before Short-Term Investments (Cost — $422,358,957)				404,683,282

		Maturity Date	Face Amount†
Short-Term Investments — 6.8%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $208,994)	0.110-0.120%	1/10/12	209,000	208,994	(l)
Repurchase Agreements — 6.7%
Goldman Sachs & Co. repurchase agreement dated 12/30/11; Proceeds at maturity — $30,048,300; (Fully collateralized by U.S. government obligations, 7.125% due 1/15/30; Market value — $30,645,075) (Cost — $30,048,000)	0.090%	1/3/12	30,048,000	30,048,000
Total Short-Term Investments (Cost — $30,256,994)				30,256,994
Total Investments — 97.6% (Cost — $452,615,951#)				434,940,276
Other Assets in Excess of Liabilities — 2.4%				10,793,648
Total Net Assets — 100.0%				$445,733,924

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Subsequent to December 31, 2011, the issuer filed for bankruptcy.

(c)	The coupon payment on these securities is currently in default as of December 31, 2011.

See Notes to Financial Statements.

Western Asset High Yield Portfolio 2011 Annual Report	27

Western Asset High Yield Portfolio

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Value is less than $1.

(h)	Illiquid security.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	All or a portion of this loan is unfunded as of December 31, 2011. The interest rate for fully unfunded term loans is to be determined.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $452,978,517.

Abbreviation used in this schedule:
EUR	— Euro

See Notes to Financial Statements.

28	Western Asset High Yield Portfolio 2011 Annual Report

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $452,615,951)	$434,940,276
Foreign currency, at value (Cost — $60,291)	58,118
Cash	208,067
Interest receivable	9,217,570
Receivable for Fund shares sold	5,223,803
Receivable for open swap contracts	1,074,938
Receivable for securities sold	301,583
Unrealized appreciation on forward foreign currency contracts	256,221
Prepaid expenses	33,649
Total Assets	451,314,225

Liabilities:
Payable for securities purchased	4,108,292
Swaps, at value (net premiums received — $1,074,938)	1,031,341
Investment management fee payable	201,036
Payable for Fund shares repurchased	82,416
Accrued expenses	157,216
Total Liabilities	5,580,301
Total Net Assets	$445,733,924

Net Assets:
Par value (Note 7)	$54,857
Paid-in capital in excess of par value	589,783,989
Overdistributed net investment income	(141,328)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(126,573,970)
Net unrealized depreciation on investments, swap contracts and foreign currencies	(17,389,624)
Total Net Assets	$445,733,924

Shares Outstanding:
Class IS	12,163,005
Class I	42,693,845

Net Asset Value:
Class IS	$8.23
Class I	$8.10

See Notes to Financial Statements.

Western Asset High Yield Portfolio 2011 Annual Report	29

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$41,681,911
Dividends	1,155,149
Less: Foreign taxes withheld	(14,103)
Total Investment Income	42,822,957

Expenses:
Investment management fee (Note 2)	2,747,972
Transfer agent fees (Note 5)	277,325
Registration fees	61,330
Fund accounting fees	56,917
Audit and tax	51,759
Legal fees	38,799
Shareholder reports (Note 5)	32,020
Directors’ fees	24,190
Custody fees	13,116
Insurance	9,252
Miscellaneous expenses	499
Total Expenses	3,313,179
Net Investment Income	39,509,778

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,907,138
Futures contracts	298,102
Written options	3,892,783
Swap contracts	379,097
Foreign currency transactions	(45,186)
Net Realized Gain	6,431,934
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(30,334,022)
Futures contracts	(250,963)
Swap contracts	43,597
Foreign currencies	56,050
Change in Net Unrealized Appreciation (Depreciation)	(30,485,338)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(24,053,404)
Increase in Net Assets from Operations	$15,456,374

See Notes to Financial Statements.

30	Western Asset High Yield Portfolio 2011 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$39,509,778	$51,159,154
Net realized gain	6,431,934	16,156,458
Change in net unrealized appreciation (depreciation)	(30,485,338)	12,115,463
Increase in Net Assets From Operations	15,456,374	79,431,075

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(39,072,929)	(51,252,522)
Decrease in Net Assets From Distributions to Shareholders	(39,072,929)	(51,252,522)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	376,773,721	232,082,504
Reinvestment of distributions	37,735,250	49,607,551
Cost of shares repurchased	(500,847,534)	(372,815,632)
Decrease in Net Assets From Fund Share Transactions	(86,338,563)	(91,125,577)
Decrease in Net Assets	(109,955,118)	(62,947,024)

Net Assets:
Beginning of year	555,689,042	618,636,066
End of year*	$445,733,924	$555,689,042
* Includes overdistributed net investment income of:	$(141,328)	$(649,907)

See Notes to Financial Statements.

Western Asset High Yield Portfolio 2011 Annual Report	31

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2011	2010	2009	2008[3]

Net asset value, beginning of year	$8.84	$8.38	$6.06	$8.86

Income (loss) from operations:
Net investment income	0.70	0.82	0.94	0.37
Net realized and unrealized gain (loss)	(0.53)	0.49	2.34	(2.77)
Total income (loss) from operations	0.17	1.31	3.28	(2.40)

Less distributions from:
Net investment income	(0.78)	(0.85)	(0.96)	(0.40)
Total distributions	(0.78)	(0.85)	(0.96)	(0.40)

Net asset value, end of year	$8.23	$8.84	$8.38	$6.06
Total return[4]	1.92%	16.32%	56.74%	(27.16)%

Net assets, end of year (000s)	$100,048	$108,319	$107,301	$77,795

Ratios to average net assets:
Gross expenses	0.61%	0.61%	0.61%	0.60%[5]
Net expenses[6]	0.61	0.61	0.61	0.60 [5]
Net investment income	8.00	9.40	12.80	12.40 [5]

Portfolio turnover rate	103%	105%	84%	41%[7]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Not annualized.

See Notes to Financial Statements.

32	Western Asset High Yield Portfolio 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2011	2010	2009	2008[3]	2008[4]	2007[4]

Net asset value, beginning of year	$8.71	$8.27	$5.99	$9.30	$10.75	$10.34

Income (loss) from operations:
Net investment income	0.69	0.81	0.92	0.66	0.83	0.80
Net realized and unrealized gain (loss)	(0.52)	0.48	2.32	(3.05)	(1.41)	0.39
Total income (loss) from operations	0.17	1.29	3.24	(2.39)	(0.58)	1.19

Less distributions from:
Net investment income	(0.78)	(0.85)	(0.96)	(0.92)	(0.80)	(0.78)
Net realized gains	—	—	—	—	(0.07)	(0.00) [5]
Total distributions	(0.78)	(0.85)	(0.96)	(0.92)	(0.87)	(0.78)

Net asset value, end of year	$8.10	$8.71	$8.27	$5.99	$9.30	$10.75
Total return[6]	1.87%	16.24%	56.73%	(27.19)%	(5.88)%	12.14%

Net assets, end of year (000s)	$345,686	$447,370	$511,335	$439,446	$800,103	$879,323

Ratios to average net assets:
Gross expenses	0.68%	0.65%	0.62%	0.60%[7]	0.59%	0.61%
Net expenses	0.68 [8]	0.65 [8]	0.62 [8]	0.60 [7,8]	0.58 [9]	0.61 [8]
Net investment income	7.88	9.39	12.80	10.40 [7]	8.30	7.80

Portfolio turnover rate	103%	105%	84%	41%[10]	59%	64%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	The impact of compensating balance arrangements was 0.01%.

[10]	Not annualized.

See Notes to Financial Statements.

Western Asset High Yield Portfolio 2011 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Yield Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	Western Asset High Yield Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$357,132,198	$5,664,669	$362,796,867
Collateralized mortgage obligations	—	5,887	—	5,887
Collateralized senior loans	—	13,211,481	2,030,000	15,241,481
Convertible bonds & notes	—	4,059,992	—	4,059,992
Common stocks	$7,952,708	—	5,423,203	13,375,911
Preferred stocks	7,528,235	—	517,000	8,045,235
Warrants	570,547	286,065	301,297	1,157,909
Total long-term investments	$16,051,490	$374,695,623	$13,936,169	$404,683,282
Short-term investments†	—	30,256,994	—	30,256,994
Total investments	$16,051,490	$404,952,617	$13,936,169	$434,940,276
Other financial instruments:
Forward foreign currency contracts	—	$256,221	—	$256,221
Total	$16,051,490	$405,208,838	$13,936,169	$435,196,497

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Credit default swaps on credit indices — sell protection‡	—	$1,031,341	—	$1,031,341

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Western Asset High Yield Portfolio 2011 Annual Report	35

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Collateralized Mortgage Obligations	Collateralized Senior Loans
Balance as of December 31, 2010	$2,338,820		$27,180	$3,227,700
Accrued premiums/discounts	8,322		539	926
Realized gain (loss)[1]	(112,666)		(136,560)	—
Change in unrealized appreciation (depreciation)[2]	(659,130)		133,801	(67,332)
Purchases	5,855,956		—	2,138,097
Sales	(1,766,633)		(19,073)	(3,269,391)
Transfers into Level 3[3]	0	*	—	—
Transfers out of Level 3[4]	—		(5,887)	—
Balance as of December 31, 2011	$5,664,669		—	$2,030,000
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011[2]	$(699,517)		—	—

Investments in Securities	Common Stocks	Preferred Stocks	Warrants		Total
Balance as of December 31, 2010	$155,717	$4	$93,303		$5,842,724
Accrued premiums/discounts	—	—	—		9,787
Realized gain (loss)[1]	290,279	383,185	(11)		424,227
Change in unrealized appreciation (depreciation)[2]	(513,764)	80,388	300,987		(725,050)
Purchases	5,781,250	453,616	63,365		14,292,284
Sales	(290,279)	(400,193)	(0)	*	(5,745,569)
Transfers into Level 3[3]	—	—	80,082		80,082
Transfers out of Level 3[4]	—	—	(236,429)		(242,316)
Balance as of December 31, 2011	$5,423,203	$517,000	$301,297		$13,936,169
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011[2]	$(358,047)	$63,384	$64,559		$(929,621)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time,

36	Western Asset High Yield Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Western Asset High Yield Portfolio 2011 Annual Report	37

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in

38	Western Asset High Yield Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

the accompanying Schedule of Investments. At December 31, 2011, the Fund had sufficient cash and/or securities to cover these commitments.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

Western Asset High Yield Portfolio 2011 Annual Report	39

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2011, the total notional value of all credit default swaps to sell protection is $14,700,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2011, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum

40	Western Asset High Yield Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and

Western Asset High Yield Portfolio 2011 Annual Report	41

principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund held credit default swaps with credit related contingent features which had a liability position of $1,031,341. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on

42	Western Asset High Yield Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$71,730	$(71,730)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

Western Asset High Yield Portfolio 2011 Annual Report	43

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. The investment manager has agreed to waive and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed 0.65% for Class IS shares. Western Asset also agreed to waive its advisory fee (which is paid by LMPFA, and not the Fund) under the Fee Cap. This arrangement cannot be terminated prior to April 30, 2012 without the Board of Directors’ consent.

With respect to Class IS shares, the investment manager is permitted to recapture amounts waived or reimbursed to the class within three years after the day on which the investment manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Pursuant to this arrangement, at December 31, 2011, the Fund had no fees waived and/or expense reimbursements subject to recapture by LMPFA.

During the year ended December 31, 2011, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason serves as the distributor of the Fund’s shares.

As of December 31, 2011, Legg Mason and its affiliates owned approximately 18% of the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$483,381,034
Sales	573,252,063

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,539,451
Gross unrealized depreciation	(32,577,692)
Net unrealized depreciation	$(18,038,241)

44	Western Asset High Yield Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

During the year ended December 31, 2011, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2010	—	—
Options written	$261,620,000	$4,329,613
Options closed	(29,200,000)	(868,660)
Options exercised	—	—
Options expired	(232,420,000)	(3,460,953)
Written options, outstanding as of December 31, 2011	—	—

At December 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	Credit Suisse	1,840,243	$2,382,610	2/16/12	$146,436
Euro	Royal Bank of Scotland PLC	1,300,000	1,683,143	2/16/12	109,785
Net unrealized gain on open forward foreign currency contracts					$256,221

At December 31, 2011, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAP ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Citigroup Global Markets Inc. (MARKIT CDX.NA.HY.17)	$14,700,000	12/20/16	5.000% quarterly	$(1,031,341)	$(1,074,938)	$43,597

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Western Asset High Yield Portfolio 2011 Annual Report	45

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$256,221

LIABILITY DERIVATIVES[1]
Credit Risk
Swap contracts[2]	$1,031,341
[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$(1,536,318)	$(1,536,318)
Written options	—	—	3,892,783	3,892,783
Futures contracts	$298,102	—	—	298,102
Swap contracts	—	—	379,097	379,097
Forward foreign currency contracts	—	$(172,367)	—	(172,367)
Total	$298,102	$(172,367)	$2,735,562	$2,861,297

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(250,963)	—	—	$(250,963)
Swap contracts	—	—	$43,597	43,597
Forward foreign currency contracts	—	$70,049	—	70,049
Total	$(250,963)	$70,049	$43,597	$(137,317)

46	Western Asset High Yield Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$202,263
Written options†	869,275
Forward foreign currency contracts (to buy) †	807,267
Forward foreign currency contracts (to sell)	6,783,357
Futures contracts (to buy)†	6,084,087
Futures contracts (to sell)†	21,962,904

Average Notional Balance
Credit default swap contracts (to sell protection)	$3,053,846

†	At December 31, 2011, there were no open positions held in this derivative.

5. Class specific expenses

For the year ended December 31, 2011, class specific expenses were as follows:

	Transfer Agent Fees	Shareholder Reports
Class IS	$6,511	$7,650
Class I	270,814	24,370
Total	$277,325	$32,020

6. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Investment Income:
Class IS*	$9,982,561	$10,229,363
Class I*	29,090,368	41,023,159
Total	$39,072,929	$51,252,522

*	In April 2010, Institutional Select Class and Institutional Class shares were renamed Class IS and Class I shares, respectively.

7. Capital shares

At December 31, 2011, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class IS*
Shares sold	4,463,493	$39,539,304	1,996,473	$17,320,749
Shares issued on reinvestment	1,172,455	9,982,561	1,189,729	10,229,362
Shares repurchased	(5,724,718)	(48,687,616)	(3,735,401)	(32,552,526)
Net increase (decrease)	(88,770)	$834,249	(549,199)	$(5,002,415)

Western Asset High Yield Portfolio 2011 Annual Report	47

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Class I*
Shares sold	39,566,506	$337,234,417	24,992,277	$214,761,755
Shares issued on reinvestment	3,284,135	27,752,689	4,647,130	39,378,189
Shares repurchased	(51,504,196)	(452,159,918)	(40,101,037)	(340,263,106)
Net decrease	(8,653,555)	$(87,172,812)	(10,461,630)	$(86,123,162)

*	In April 2010, Institutional Select Class and Institutional Class shares were renamed Class IS and Class I shares, respectively.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$39,072,929	$51,252,522

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$535,298
Capital loss carryforward*	(124,531,775)
Other book/tax temporary differences(a)	(2,356,255)
Unrealized appreciation (depreciation)(b)	(17,752,190)
Total accumulated earnings (losses) — net	$(144,104,922)

*	During the taxable year ended December 31, 2011, the Fund utilized $7,767,320 of its capital loss carryforward available from prior years. As of December 31, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(41,113,507)
12/31/2017	(83,418,268)
$(124,531,775)

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain forward contracts, differences between book/tax accrual of interest income on securities in default, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

48	Western Asset High Yield Portfolio 2011 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset High Yield Portfolio (one of the Portfolios comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2012

Western Asset High Yield Portfolio	49

Board approval of management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Agreements”) with respect to the Fund at meetings held on October 20 and October 27, 2011. At a meeting held on November 15, 2011, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and Western Asset’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or Western Asset’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objective and policies, and that LMPFA and Western Asset would be able to meet any reasonably foreseeable obligations under the Agreements.

50	Western Asset High Yield Portfolio

Board approval of management and advisory agreements (unaudited) (cont’d)

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three- and five-year periods ended August 31, 2011. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to Western Asset the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors observed that although the management fee paid by the Fund to LMPFA was slightly higher than the average of the fees paid by funds in its peer group, total expenses for the Fund were approximately equal to the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by Western Asset’s other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and Western Asset, including, among others, the profitability of the relationship to LMPFA and Western Asset; the direct and indirect benefits that LMPFA and Western Asset may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, Western Asset and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and Western Asset’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by Western Asset as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and Western Asset within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to

Western Asset High Yield Portfolio	51

the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and Western Asset, but they would continue to closely monitor the performance of LMPFA and Western Asset; that the fees to be paid to Western Asset and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by Western Asset and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

52	Western Asset High Yield Portfolio

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Yield Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	11
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Occidental Petroleum Corporation and Public Storage

Western Asset High Yield Portfolio	53

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 161 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002).
Number of portfolios in fund complex overseen[2]	161
Other directorships held	None

54	Western Asset High Yield Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Fund	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007).
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years	Vice President and Manager Global Fiduciary Platform Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009).

Western Asset High Yield Portfolio	55

Officers[5] cont’d
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1968
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the eight portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 161 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “Interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “Interested person” (as defined above) of the Fund.

56	Western Asset High Yield Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record date:	2/25/2011	6/29/2011	9/29/2011	12/27/2011
Payable date:	2/26/2011	6/30/2011	9/30/2011	12/28/2011
Ordinary income:
Qualified dividend income for individuals	1.01%	1.04%	1.04%	1.04%
Dividends qualifying for the dividends
received deduction for corporations	0.78%	0.79%	0.79%	0.79%

Please retain this information for your records.

Western Asset

High Yield Portfolio

Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

President

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset High Yield Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013141 2/12 SR12-1593

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $476,381 in 2010 and $468,601 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $36,500 in 2010 and $42,600 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2011, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in 2011.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date:	February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date:	February 24, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer
Western Asset Funds, Inc.

Date:	February 24, 2012